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                                                                   EXHIBIT 10.60

                                 FIRST AMENDMENT
                 TO NOVA CORPORATION DEFERRED COMPENSATION PLAN


     THIS AMENDMENT, hereby made and executed this 9th day of November 2000, by NOVA Corporation (the "Corporation"), now WITNESSETH:

     WHEREAS, effective November 10, 1999, the Corporation established the NOVA Corporation Deferred Compensation Plan (the "Plan") for the exclusive benefit of a select group of management and highly compensated employees and their respective Beneficiaries; and

     WHEREAS, Section 11.01 of the Plan reserves to the Corporation the right to amend the Plan at any time by formal action of the Corporation's Board of Directors or Plan Administrative Committee; and

     WHEREAS, the Corporation desires to allow the Corporation's Chief Executive Officer (the "Participant") to (a) direct his past and future deferrals under the Plan to an investment benchmark comprising Common Stock of the Corporation; and (b) negotiate in good faith a shorter Deferral Period at such times as the Participant and Corporation mutually determine; and

     WHEREAS, the Corporation deems it in the best interests of the Plan and all Participants and Beneficiaries to execute this Amendment to expand the Plan's investment benchmarks to allow the Participant to so invest his Deferral Account in Common Stock of the Corporation and to so negotiate a shorter Deferral Period;

     NOW, THEREFORE, effective August 14, 2000, the Plan is hereby amended as follows:

                                 1.

     APPENDIX A SHALL BE AMENDED BY ADDING THE FOLLOWING INVESTMENT BENCHMARK TO THE CURRENT LIST OF AVAILABLE INVESTMENT BENCHMARKS:

     NOVA Corporation Common Stock (Available only to the Company's Chief Executive Officer.)

                                 2.

     SECTION 4.02 SHALL BE AMENDED BY ADDING THE FOLLOWING TWO SENTENCES AT THE END OF THE SECTION:

     The Administrative Committee has sole discretion to review, approve and/or deny the request of the Corporation's Chief Executive Officer's ("CEO"), to shorten the applicable Deferral Period set forth in his Participation Agreement. Any change in CEO's Deferral Period
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must be (a) initiated by his request, (b) subject to bona fide negotiation between him and the Administrative Committee, and (c) evidenced in a separate written agreement executed by the CEO and the Administrative Committee.

                                 3.

     SECTION 4.03 SHALL BE AMENDED BY ADDING THE FOLLOWING NEW PARAGRAPH:

     The foregoing limitations of Section 4.03 notwithstanding, the Corporation's CEO may elect to direct his Deferral Account(s) to NOVA Corporation Common Stock. If the CEO wishes to select this investment benchmark for existing and/or new deferrals, he must execute a new Participation Agreement reflecting this investment directive. Further, under the limited circumstances set forth in Section 4.02, the CEO's Participation Agreement may be retroactively modified to shorten or reduce any applicable Deferral Period. Subject to the foregoing exceptions, the CEO may not otherwise make, modify or revoke a Participation Agreement retroactively.

                                 4.

     SECTION 5.09 SHALL BE AMENDED BY CORRECTING THE TYPOGRAPHICAL ERROR IN THE SECTION HEADING AS FOLLOWS:

     "Deliver" shall be changed to "Delivery."

                                 5.

     SECTION 8.02 SHALL BE AMENDED BY ADDING THE FOLLOWING SENTENCE AFTER THE EXISTING FIRST SENTENCE:

     Specifically, the Administrative Committee may designate in writing in Appendix A that certain investment benchmarks may be selected by only certain enumerated Participants.

                                 6.

     SECTION 9.01 SHALL BE AMENDED BY ADDING THE FOLLOWING PARENTHETICAL AFTER THE WORD "CASH" IN THE SECOND AND THIRD SENTENCES:

     (or, in the case of the Company's CEO, in shares of Common Stock, if the CEO has directed his account to this investment benchmark)
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                                   EXECUTION

     IN WITNESS WHEREOF, the undersigned officer has executed this First Amendment to the NOVA Corporation Deferred Compensation Plan on this the 9th day of November, 2000, but to be effective as of August 14, 2000.

                              NOVA CORPORATION

                                    /s/ Carole A. Loftin
                                    --------------------------------------------
                              By:   Carole A. Loftin
                              Its:  Vice President and Associate General Counsel